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                                                                   EXHIBIT 23(c)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-63671) of Washington Real Estate Investment Trust of our report dated March 27, 1996 appearing on page 23 of this Form 10-K.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

Washington, D.C.
March 7, 1997